UNITED STATES
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LAM RESEARCH CORPORATION
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 2025 Stockholder Outreach Presentation

 Cautionary statement regarding forward-looking statements   This presentation and the accompanying discussion contain “forward-looking statements” under U.S. securities laws.  Forward-looking statements include any statements that are not statements of historical fact.  Examples of forward-looking statements include, but are not limited to: (1) anticipated business, balance sheet, cash flow and financial measures and results and related drivers, including guidance, whether on a GAAP or non-GAAP basis; (2) economic, market, industry and industry segment expectations;  (3) product performance and changes in market share or customer demands; (4) our ability to successfully execute business, capital allocation, product and growth plans or strategies, or otherwise deliver value for customers and stockholders; (5) the impact of trade regulations, export controls, tariffs and trade disputes; and (6) the extension of our technology leadership position. Forward-looking statements speak only as of the date they are made and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed, including: business, economic, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; trade regulations, export controls, tariffs, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; supply chain cost increases, tariffs and other inflationary pressures have impacted and may continue to impact our profitability; supply chain disruptions or manufacturing capacity constraints may limit our ability to manufacture and sell our products; and natural and human caused disasters, disease outbreaks, war, terrorism, political or governmental unrest or instability, or other events beyond our control may impact our operations and revenue in affected areas; as well as the other factors discussed in our filings with the Securities and Exchange Commission (“SEC”), including specifically the Risk Factors described in our annual report on Form 10-K for the fiscal year ended June 29, 2025. You should not place undue reliance on forward-looking statements. This presentation speak only as of the date of its first use; its availability after such date shall not constitute an express or implied confirmation of any of the statements herein as of any later date, and Lam undertakes no obligation to update any forward-looking statements.

    We request your support at the 2025 Annual Meeting  Proposal #1   FOR the election of each of the 11 Director nominees   Proposal #2   FOR the advisory vote to approve the compensation of our named executive officers, or “Say on Pay”  Proposal #3  FOR the approval of the adoption of the Lam 2025 Stock Incentive Plan  Proposal #4  FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026  Proposal #5  FOR the approval of an amendment to our Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law  Proposal #6  AGAINST the stockholder proposal titled “Realistic Shareholder Ability to Call for a Special Shareholder Meeting,” if properly presented

 Key 2025 Annual Meeting themes  Vote FOR Election of Directors  Our board members possess deep and diverse skills and experience necessary to provide effective oversight.  Our Board has an appropriate balance of tenure, backgrounds, skills, and experiences to meet the needs of the Company and the Board.  Vote FOR Say on Pay  Our program philosophy is to pay for performance with over 90% of the annual incentive program tied to company and individual financial, strategic, and operational performance objectives.  Our executive compensation program continues to focus on incentivizing outperformance while remaining competitive relative to market practices.  Vote FOR 2025 Stock Incentive Plan  Our existing plan is expiring, and we need the new plan to enable us to attract and retain high quality employees and non-employee directors.  Equity compensation is an important part of our pay-for-performance compensation philosophy and creates strong alignment of interest between employees, directors and stockholders.  Vote AGAINST Stockholder Proposal  Our bylaws already provide stockholders with meaningful rights to call a special meeting.  Our special meeting requirements align with market practices, strike an appropriate balance, and protect against waste.  We have strong and effective corporate governance policies that provide stockholders with meaningful opportunities to engage in Company affairs.  The proposal’s request is unnecessary, may be misused, and is not aligned with the long-term interests of the Company and stockholders.

 $18.44 billion  Revenue  $4.15  Diluted earnings  per share  $2.10 billion  Research & Development (R&D) expenses  32.0%  Operating margin  $6.17 billion  Operating cash flows  $3.31 billion  Share repurchases  $1.15 billion  Dividends paid  Record financial results with continued focus on R&D investments to extend our technology leadershipPerformance overview – fiscal year 2025  *The Company effected a ten-for-one stock split of its common stock in October 2024, all values prior to that time have been restated for comparability.

 We focus on outperformance and delivering value to our stockholders  Share repurchase $B  Dividends per share*  SECULAR DEMAND   Driving sustainable growth  INSTALLED BASE STABILITY  Providing foundation for growth  Served Available Market EXPANSION  Disrupting markets with new technology  MARKET SHARE GROWTH  Widening lead with new products  *Arithmetic average of dividends per share paid during the year, dividends commenced CY’14. The Company effected a ten-for-one stock split of its common stock in October 2024, all values prior to that time have been restated for comparability.  Per share amounts rounded to nearest penny

 Our board members possess deep and broad skills and experience necessary to provide effective oversight  Sohail U. Ahmed  Former Senior Vice President  and General Manager, Technology and Manufacturing Group   Intel Corporation  Director since 2019  Age 67  Abhijit Y. Talwalkar  Chair  Former President and CEO   LSI Corporation  Director since 2011  Age 61  Michael R. Cannon  General Partner  MRC & LBC Partners, LLC  Retired President of Global Ops  Dell Inc.  Director since 2011  Age 72  Eric K. Brandt  Former Executive Vice President and CFO  Broadcom Corporation  Director since 2010  Age 63  Ho Kyu Kang  Professor, Yonsei University  Former Head of Research, Semiconductor R&D Center of Samsung  Director since 2023  Age 63  Bethany J. Mayer  Former President and CEO  Ixia  Director since 2019  Age 63  Timothy M. Archer  President and CEOLam Research Corporation  Director since 2018  Age 58  Jyoti K. Mehra  Executive Vice President,  Human Resources  Gilead Sciences, Inc.  Director since 2021  Age 49  John M. Dineen  Former President and CEO  GE Healthcare  Director since 2023  Age 62  Ita M. Brennan   Former Senior Vice President  and CFO  Arista Networks  Director since 2024  Age 58  Mark Fields  Senior Advisor  TPG Capital LP  Former President and CEO Ford Motor Company  Director since 2024  Age 64  Ages shown as of September 5, 2025

 Our Board has good governance, balanced composition and tenure, and is continuously refreshed to ensure effectiveness  2025 key governance changes  We amended our bylaws to permit stockholders who have owned, in the aggregate, at least 20% of the outstanding shares of our common stock continuously for at least one year, to call a special meeting of stockholders, subject to certain customary requirements.  We have clarified in our disclosures that emerging and evolving areas of risk, such as AI, are included in our enterprise risk management system. Further, we engaged with our Board on our AI risk governance approach and updated our Board on our AI business technology framework.  Tenure  New perspectives and ideas balanced with benefit of valuable Company and industry experience  Composition  Broad range of qualifications, skills and experiences, and areas of substantive expertise  As shown in director biographies and skills/experiences matrix  Refreshment  The Board has gained four new independent directors since 2022.

 Corporate Scorecard Weighted Achievement (80%)  = (  +  ) x  Element  Purpose/Design  How Paid  Performance metrics  Base Salary  Provide competitive compensation to attract and retain top talent  Cash  We seek to ensure that our base salary levels are competitive in reference to peer group practice and market data  Annual Incentive Program (AIP)  Provide performance-based compensation that is based on the achievement of pre-set annual financial, strategic, and operational objectives aligned with performance  Cash   Corporate Performance Factor: Non-GAAP Operating Margin    Profitability Performance Factor: Non-GAAP Gross Margin   Individual Performance Factor  Corporate Scorecard:  Market Performance and Execution  Safety, Quality and Customer Satisfaction  Financial Performance  Human Capital and Sustainability  Corporate scorecard:  Market performance and execution  Safety, quality and customer satisfaction  Financial performance  Human capital and sustainability  Long-Term Incentive Program (LTIP)  Provide competitive compensation, align pay with multi-year stock performance, reward outstanding Company performance, and create long-term stockholder value  Market-based performance restricted stock units (PRSUs)  Three-year relative total shareholder return (TSR) performance measured by percentile rank; cliff vest 3 years from grant date  Capped at 100% of target if absolute TSR is negative  Service-based restricted stock units (RSUs)  Vest annually and equally commencing on the 1st and continuing through the 3rd anniversary of the grant date  Executive compensation designed to pay for performance  Individual Performance Factor  Individual Achievement (20%)  Corporate Modifier  33%  33%  33%

    Design  Attract and retain top talent  Provide competitive compensation  Align pay with achievement of business objectives and stock performance over a multi-year period  Reward outstanding company performance  Create stockholder value over the long-term  Program overview   Multi-year target opportunity (three-year vesting schedule)  2025 key changes:  Adjusted the equity award mix to include Market-based PRSUs and service-based RSUs, eliminating stock options.  Revised the TSR performance criteria to measure by percentile ranking relative to the performance index companies.  Capped market-based PRSU payouts at 100% of target if the Company's absolute TSR is negative.  Long-Term Incentive Program

 2025 Lam Stock Incentive Plan  We are requesting approval for our new 2025 Stock Incentive Plan to enable us to attract, retain, and reward top talent in the high-demand industries in which we compete for talent, while creating strong alignment of interest between employees and stockholders.  Lam’s current 2015 Stock Incentive Plan will expire in November 2025  We are proposing a new 2025 Stock Incentive Plan with a ten-year term  Our equity awards are designed to:   Support a compensation program that helps us effectively compete for talented employees;   Promote our pay-for-performance philosophy;  Be aligned with stockholder interests; and  Reflect our highly competitive market for talent  Our plan aligns with best practices:  WHAT WE DO   Administrated by independent Compensation and Human Resources Committee  Minimum vesting period requirements  Stockholder approval required for additional shares  Annual limits on outside director awards  Responsible plan utilization and administration   Stock ownership guidelines   Grant performance-based equity to our executives  WHAT WE DON’T DO  No repricing without stockholder approval  No dividends paid on awards before vesting

 2025 Lam Stock Incentive Plan highlights  KEY TERM   SUMMARY  Share reserve  96.8 million new shares available for issuance under the 2025 Plan plus shares that remain available for grants under the 2015 Plan immediately prior to the plan expiration, and any shares that would otherwise return to the 2015 Plan  Award types  Options, restricted stock, restricted stock units, SARs and other awards  Fungible share ratio  Awards other than stock options and SARs count against the share reserve at a 2:1 ratio  Limits on outside director compensation  The aggregate annual dollar limit (including total cash and equity compensation) is $1,000,000 for each non-employee director and $1,500,000 for a non-executive Board chair  Minimum vesting periods  Awards may not vest sooner than the one-year anniversary of the date of grant with certain limited exceptions  Awards may provide for earlier vesting in certain circumstances (e.g., death, disability, termination, certain corporate transactions)  Recoupment/clawback  Subject to Lam’s clawback policy and provisions, applicable sections of Award Agreement, and legal requirements  Plan term   In effect for ten years unless earlier terminated or suspended by the Board. No incentive stock options may be granted after August 26, 2035  No repricing without stockholder approval  Stockholder approval must be obtained prior to reducing the exercise price of any option or SAR  No dividend payment on unvested awards  If awards provide for dividend payments or dividend equivalent rights, such amounts will be subject to the same vesting restrictions as the underlying award and will be deferred until, and paid contingent upon, the vesting of the underlying award

 Stockholder proposal  The proposal requests lowering the special meeting threshold from 20% to 10% and removing the one-year holding period requirement.   Our Board recommends AGAINST the proposal because:   Under our existing bylaws, stockholders have a meaningful right to call a special meeting, which is reasonable and in the best interests of all of our stockholders  A 20% ownership threshold appropriately balances the interests of all stockholders and is in line with market practice  Our special meeting requirements strike an appropriate balance and protect against waste  Eliminating the one-year holding requirement would allow individuals or special-interest stockholder groups with short-term agendas to call a special meeting immediately after purchasing our common stock  Stockholders also have the ability to act by written consent for any action required or permitted to be taken at an annual or special meeting of stockholders  We have implemented strong and effective corporate governance policies that provide stockholders with meaningful opportunities to engage in Company affairs  E.g., independent board and committees, independent board leadership, annual election of directors, director refreshment and evaluation practices, proxy access, majority voting standard, retirement policy, board communication, stockholder right to act by written consent

 Global impact

    ESG governance   Lam’s ESG governance structure and primary responsibilities

 10%  97.5%  ESG Focus*  2025 goal  % to GOAL  2024 progress   Top direct supplier ESG compliance  90%  99%   Recordable injury rate  ≥0.4  0.28   Water savings from 2019  80M gallons  80.6M gallons  Hazardous waste to landfill  Zero waste to landfill  99.9%  Energy savings from 2019  12M kWh   11.7M kWh    Volunteer hours  40,000 annually  31,956 hours   Scope 1 and 2 reductions from 2019  25%  18.6% reduction   Community participation rate  30%  22%  Suppliers set SBTs  46.5%  32.7%  Renewable electricity (by 2030)  100%  55%  Customers set SBTs  83%   9%  Scope 3 emissions reduction from use of sold products from 2022 (by 2034)  63.8% per dollar value added  New goal  Achieving our goals (as of 12/31/24)  NOT STARTED  ON TRACK  ACHIEVED  100%  100%  80%  74%  100%  99.9%  97.5%  10%  55%  0%  0%  *A previously stated workplace goal was removed in 2024.